American Beacon Emerging Markets Fund
AMR Class

Supplement dated December 30, 2010 to the
Prospectus dated March 1, 2010
As Amended May 4, 2010

The information below supplements the Prospectus dated March 1, 2010, as amended May 4, 2010, and is in addition to any other supplement(s):

Emerging Markets Fund

In the Principal Investment Strategies section, the paragraph before the last paragraph is deleted and replaced with the following:

The second sub-advisor utilizes a bottom-up investment strategy that is value-oriented and research-driven.  The sub-advisor buys stocks that exhibit good value characteristics, strong business fundamentals and positive business momentum.  The focus on business momentum helps the sub-advisor avoid the value trap, while bottom-up fundamental security analysis helps to verify their quantitative analysis.  Lastly, they focus on the preservation of capital as they believe it is the key to long-term performance.

The third sub-advisor uses a Graham and Dodd based value-oriented approach to managing emerging market equity investments.  The strategy focuses on fundamental research at the company level and attempts to identify securities trading at significant discounts to their long-term intrinsic value.  This discount, or “margin of safety” is typically a by-product of short-term price volatility and market inefficiency and the sub-advisor seeks to outperform the benchmark over the long-term by building concentrated portfolios of undervalued companies which they believe offer attractive long-term appreciation potential.

In the Management section under Sub-Advisors, Brandes Investment Partners, L.P. is added in alphabetical order.  In the same section under Portfolio Managers, the following is added:

Brandes Investment Partners, L.P.
Alphonse Chan, CFA Director, Private Client Portfolio Management	Since 2010
Douglas Edman, CFA Director, Investments	Since 2010
Christopher Garrett, CFA Institutional Portfolio Manager	Since 2010
Louis Lau Senior Analyst	Since 2010
Steven Leonard, CFA Senior Analyst	Since 2010
Greg Rippel, CFA Senior Analyst	Since 2010
Gerardo Zamorano, CFA Director, Investments	Since 2010

In the Additional Information About the Funds section-Additional Information About the Multi-Manager Strategy- Emerging Markets Fund, Brandes Investment Partners, L.P. is added in alphabetical order.

In the Fund Management section under Sub-Advisors, the following is added in alphabetical order:

BRANDES INVESTMENT PARTNERS, L.P. (“Brandes”), 11988 El Camino Real, Suite 500, San Diego, California 92191, is a registered investment adviser.   Brandes is 100% beneficially owned by senior professionals of the firm. As of September 30, 2010, Brandes had approximately $47.1 billion in assets under management. Brandes serves as a sub-advisor to the American Beacon Emerging Markets Fund.

Brandes’ Emerging Market Investment Committee is primarily responsible for making the day-to-day investment decisions for the Emerging Markets Portfolio. The Portfolio is team-managed by an investment committee whose members are senior portfolio management and research analysts of Brandes, including Al Chan, Doug Edman, Christopher Garrett, Louis Lau, Steven Leonard, Greg Rippel and Gerardo Zamorano, who are the seven voting members of Brandes’ Emerging Markets Investment Committee.

Alphonse Chan, Director- Private Client Portfolio Management has more than 15 years experience with Brandes.  He has been a Director since 2006.  Prior to 2006, Mr. Chan served as a Portfolio Manager from1998 to 2006 and Associate Portfolio Manager from 1994 to 1998.  Douglas Edman has been Director, Investments since 2004.  Mr. Edman was a Senior Analyst at Brandes from 2000 to 2004, and Portfolio Manager from 1995 to 2000.  Christopher Garrett, Institutional Portfolio Manager since 2007, has been with Brandes since 2000.  Mr. Garrett was a Portfolio Manager/Analyst from 2000 to 2007.  Prior to joining Brandes, Mr. Garrett worked as a portfolio manager/analyst for Dupont Capital Management.  Louis Lau has held the position of Senior Analyst at Brandes since 2009.  From 2004 to 2009, Mr. Lau was an Analyst at the firm.  Prior to joining Brandes, he worked in investment banking and equity capital markets at Goldman Sachs.  Steven Leonard has worked for Brandes since 1997 and has held the positions of Associate Portfolio Manager from 1997 to 2000, Portfolio Manager/Analyst from 2000 to 2003, Analyst from 2003 to 2006 and Senior Analyst from 2006 to Present.  Greg Rippel joined Brandes in 2001 as an Analyst.  In 2006, Mr. Rippel became a Senior Analyst.  Prior to joining Brandes, Mr. Rippel worked as an underwriter at Greyrock Capital, a subsidiary of Bank of America.  Gerardo Zamorano, Director, Investments, has held this position since 2006.  He was a Senior Analyst at Brandes from 2004 to 2006 and an Analyst from 1994 to 2004.

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